Form of Amendment for Chris Lien Exhibit 10.4

Amendment to Amended and Restated Change in Control and Severance Agreement

This Amendment to Amended and Restated Change in Control and Severance Agreement (this “Amendment”) is made as of June 30, 2025 by and between Marin Software Incorporated, a Delaware corporation (the “Company”), and the executive of the Company identified below (the “Executive”).

WHEREAS, the Company and the Executive entered into an Amended and Restated Change in Control and Severance Agreement effective as of March 24, 2025 (the “Original CIC and Severance Agreement”);

WHEREAS, on May 1, 2025, the Company and the Executive entered into a Waiver Under Change in Control and Severance Agreement (the “Waiver” and together with the Original CIC and Severance Agreement, the “CIC and Severance Agreement”) agreed to a 25% reduction in the Executive’s annual base salary effective as of May 1, 2025, to remain in effect until the parties agree to any subsequent increase (the “2025 Base Salary Reduction”); and

WHEREAS, the Company is exploring a potential transaction as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2026 (the “Potential Transaction”) and as an inducement to such Executive to continue employment with the Company to pursue the Potential Transaction, the Company desires to make an additional severance payment to the Executive as described below.

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, the Company and the Executive hereby agree as follows:

1.
Revision to Section 3(a). Section 3(a) shall be amended and restated as follows (with changes reflected in bold): “The Company or its successor shall pay the Executive (i) eighteen (18) months of his monthly base salary as in effect on April 30, 2025), (ii) one-hundred fifty percent (150%) of the Executive’s annual target bonus at the rate in effect immediately prior to the actions that resulted in the CIC Qualifying Termination, and (iii) an amount equal to the Executive’s aggregate 2025 Base Salary Reduction measured from May 1, 2025 to the date of the CIC Qualifying Termination. The Executive will receive his severance payment in a cash lump-sum in accordance with the Company’s standard payroll procedures, which payment will be made no later than the first regular payroll date occurring after the sixtieth (60th) day following the Separation, provided that the Release Conditions have been satisfied.”
2.
Other than as expressly set forth in this Amendment, the CIC and Severance Agreement shall remain in full force and effect from and after the date hereof in accordance with its terms.

IN WITNESS WHEREOF, each of the Company and the Executive has caused this Amendment to be executed by its duly authorized representative as of the date set forth above.

MARIN SOFTWARE INCORPORATED

By:_______________________________

Name: Robert Bertz__________________

Title: Chief Financial Officer___________

EXECUTIVE - CHRISTOPHER LIEN

Form of Amendment for Robert Bertz and Wister Walcott

Amendment to Amended and Restated Change in Control and Severance Agreement

This Amendment to Amended and Restated Change in Control and Severance Agreement (this “Amendment”) is made as of June 30, 2025 by and between Marin Software Incorporated, a Delaware corporation (the “Company”), and the executive of the Company identified below (the “Executive”).

WHEREAS, the Company and the Executive entered into an Amended and Restated Change in Control and Severance Agreement effective as of March 24, 2025 (the “Original CIC and Severance Agreement”);

WHEREAS, on May 1, 2025, the Company and the Executive entered into a Waiver Under Change in Control and Severance Agreement (the “Waiver” and together with the Original CIC and Severance Agreement, the “CIC and Severance Agreement”) agreed to a 25% reduction in the Executive’s annual base salary effective as of May 1, 2025, to remain in effect until the parties agree to any subsequent increase (the “2025 Base Salary Reduction”); and

WHEREAS, the Company is exploring a potential transaction as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2026 (the “Potential Transaction”) and as an inducement to such Executive to continue employment with the Company to pursue the Potential Transaction, the Company desires to make an additional severance payment to the Executive as described below.

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, the Company and the Executive hereby agree as follows:

3.
Revision to Section 3(a). Section 3(a) shall be amended and restated as follows (with changes reflected in bold): “The Company or its successor shall pay the Executive (i) twelve (12) months of his monthly base salary as in effect on April 30, 2025; (ii) one-hundred percent (100%) of the Executive’s annual target bonus at the rate in effect immediately prior to the actions that resulted in the CIC Qualifying Termination; and (iii) an amount equal to the Executive’s aggregate 2025 Base Salary Reduction measured from May 1, 2025 to the date of the CIC Qualifying Termination. The Executive will receive his severance payment in a cash lump-sum in accordance with the Company’s standard payroll procedures, which payment will be made no later than the first regular payroll date occurring after the sixtieth (60th) day following the Separation, provided that the Release Conditions have been satisfied.
4.
Other than as expressly set forth in this Amendment, the CIC and Severance Agreement shall remain in full force and effect from and after the date hereof in accordance with its terms.

IN WITNESS WHEREOF, each of the Company and the Executive has caused this Amendment to be executed by its duly authorized representative as of the date set forth above.

MARIN SOFTWARE INCORPORATED

By:_______________________________

Name: Christopher Lien______________

Title: Chief Executive Officer__________

EXECUTIVE - ROBERT BERTZ / WISTER WALCOTT